                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               NOVEMBER 19, 2003
                Date of Report (Date of Earliest Event Reported)


                          LAIDLAW INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                      000-13109             98-0390488
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation or organization)         File Number)      Identification Number)



                           55 SHUMAN BLVD., SUITE 400
                           NAPERVILLE, ILLINOIS 60563
          (Address of principal executive offices, including zip code)


                                 (630) 848-3000
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         EXHIBIT NUMBER                      DESCRIPTION
         --------------         -------------------------------------
              99.1              Press Release dated November 19, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 19, 2003, Laidlaw International, Inc. issued a press release announcing its financial results for the fiscal year ended August 31, 2003. A copy of the press release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         LAIDLAW INTERNATIONAL, INC.



                                         By:  /s/ Douglas A. Carty
                                              ----------------------------------
                                         Name:  Douglas A. Carty
                                         Title: Senior Vice President and Chief
                                                Financial Officer


Date:  November 19, 2003

                                 EXHIBIT INDEX


         EXHIBIT NUMBER                      DESCRIPTION
         --------------         -------------------------------------
              99.1              Press Release dated November 19, 2003